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                            Form 8-K

                         CURRENT REPORT

         Pursuant to Section 13 of 15 (d) of the Securities
                      Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2000

                    Hemispherx Biopharma, Inc.
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       (Exact name of registrant as specified in its charter)


	Delaware	   027072	    52-0845822
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	State or other	 (Commission	(I.R.S. Employer
	jurisdiction of	 File Number)	Identification No.)
	incorporation)

1617 JFK Blvd, #660, Philadelphia, Pennsylvania	     19104
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(Address of principal executive offices)	   (Zip Code)


Registrant's telephone number, including area code (215) 988-0080


                               N/A
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(Former name or former address, if changed since last report)




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Item 4.		Changes in Registrant's Certifying Accountant.

	On June 5, 2000, Registrant engaged the services of BDO Seidman, LLP as the Registrant's Independent Accountants. As the Independent Accountants, BDO Seidman, LLP will audit the Consolidated Financial Statements and provide other professional services as may be required by the Registrant.

	The Registrant's Board of Directors, with the approval of Registrant's audit committee, authorized the Company to retain the services of BDO Seidman, LLP.

	Incorporated by reference are Form 8-Ks filed by the Registrant with the Securities and Exchange Commission on May 10, 2000, and as amended on May 18, 2000, to include the response of former Registrant's Independent Accountants.




			SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

				HEMISPHERX BIOPHARMA, INC.




Dated:  June 6, 2000			By: / s / W. A. Carter, M.D.
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					W. A. Carter, M.D.
					Chairman/CEO/President